ITEM 1. REPORT TO STOCKHOLDERS


John Hancock
Investors
Trust

SEMI
ANNUAL
REPORT

6.30.03

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 16

For your information
page 29

Dear Fellow Shareholders,

The stock market made a strong recovery in the first half of 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would soon begin to strengthen. Most of the market's move up occurred in the second quarter, and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains for the first six months of the year. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 21.51% through June, the Dow Jones Industrial Average was up 9.02% and the Standard & Poor's 500 Index returned 11.75%. With falling interest rates, bonds also did well, continuing their upward trend for a fourth consecutive year. High yield bonds led the pack, returning 18.49% in the first half as measured by the Lehman High Yield Index.

After the jarring stock-market losses of the last three years, it's a welcome relief for investors to be reminded that the market is indeed cyclical, and does move up -- not just down. And mutual fund investors will finally like what they see in their second-quarter statements: positive results. With the exception of bear funds, which bet on the market going down, every fund category tracked by Morningstar, Inc. and Lipper, Inc. posted double-digit gains in the quarter.

Whether this rally can be sustained depends in large part on whether the economy actually does rebound, and by how much, and how corporate earnings fare. It will also depend on how soon a lot of the investors still sitting on the sidelines decide to get back into the stock market.

No matter what happens next, the dramatic reversal in the stock market's fortunes, and other economic improvements, could be signals that it's time for investors to review their portfolios with their investment professionals to make sure they are well-positioned to meet their long-term investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of June 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income
consistent with
prudent invest-
ment risk by
investing in a
diversified
portfolio of debt
securities.

Over the last six months

* Bonds rallied amid lingering economic weakness and low inflation.

* Corporate bonds were the best performers, especially lower-quality bonds, followed by Treasury and mortgage-backed securities.

* The Fund added more lower-quality corporate bonds while reducing its position in mortgage-backed bonds.

[Bar chart with heading "John Hancock Investors Trust". Under the heading is a note that reads "Fund performance for the six months ended June 30, 2003." The chart is scaled in increments of 3% with 0% at the bottom and 9% at the top. The first bar represents the 8.95% total return for John Hancock Income Securities Trust. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

13.6%   Federal National Mortgage Assn.
 4.9%   United States Treasury
 1.2%   Nextel Communications, Inc., 11.125%
 1.2%   Ford Motor Credit Co.
 1.1%   NiSource Finance Corp.
 1.1%   General Motors Acceptance Co.
 1.1%   Sealed Air Corp.
 1.1%   Federal Home Loan Mortgage Corp.
 1.0%   Targeted Return Index Securities Trust
 1.0%   Midland Funding Corp. II

As a percentage of net assets on June 30, 2003.



MANAGERS'
REPORT

BY BARRY H. EVANS, CFA, AND JEFFREY N. GIVEN, CFA, PORTFOLIO MANAGERS

John Hancock
Investors Trust

U.S. bonds posted moderate gains during the first six months of 2003. Bonds rallied thanks to a lethargic economy and low inflation, which led the Federal Reserve to cut short-term interest rates in June. It was the Fed's 13th rate cut since the beginning of 2001. Bonds also benefited from safe-haven demand early in the year as investors grew jittery about the impending war with Iraq. Bonds produced positive returns despite a sharp stock market rally, which attracted investor demand away from the bond market, and despite increased issuance by both corporations and the federal government.

Corporate bonds, which typically offer the highest yields in the bond market, were the best performers. Treasury and other government bonds also fared well, while mortgage-backed securities lagged.

"U.S. bonds posted moder
 ate gains during the first
 six months of 2003."

FUND PERFORMANCE

For the six months ended June 30, 2003, John Hancock Investors Trust produced a total return of 8.95% at net asset value. The average closed-end general bond fund returned 11.60% according to Lipper Inc., while the Lehman Brothers Government/Credit Bond Index returned 5.23%.

PORTFOLIO THEMES

In the first six months of 2003, there were two key themes in the portfolio, both of which carried over from the last half of 2002. The first was an emphasis on higher-yielding securities, such as corporate and mortgage-backed bonds. These bonds made up more than two-thirds of the portfolio throughout the six-month period. The other theme was lowering the overall credit quality of the portfolio by investing in lower-rated corporate bonds, which we thought offered the best relative values in the bond market.

[Photos of Barry Evans and Jeffrey Given flush right next to first paragraph.]

CORPORATE BONDS ENHANCE PERFORMANCE

We increased our holdings of corporate bonds, which comprised more than half of the portfolio throughout the first half of 2003. With Treasury bond yields at their lowest levels in decades, many investors shifted into corporate bonds to capture higher yields. Lower-quality bonds, which offer the highest yields in the corporate market, attracted the most demand and produced the best returns. The Lehman Brothers High-Yield Corporate Index, an index of lower-rated bonds, returned nearly 20% in the first half of the year.

Another factor behind the outperformance of corporate bonds, especially lower-rated bonds, was a general trend toward improved fiscal responsibility. Many corporations have been reducing debt and shoring up their balance sheets in an effort to restore financial health and investor confidence.

"Our focus on lower-rated
 corporate bonds was a
 key contributor to Fund
 performance."

Our focus on lower-rated corporate bonds was a key contributor to Fund performance. During the past six months, we reduced our exposure to mortgage-backed securities and added more lower-quality corporate bonds to the portfolio. In particular, we boosted our holdings of below-investment-grade bonds (also known as "high-yield" or "junk" bonds) from 22% to 37% of the portfolio. We also increased our position in corporate bonds rated BBB, the lowest investment-grade rating.

[Table at top left-hand side of page entitled "Top five sectors". The first listing is Government -- U.S. agencies 16%, the second is Utilities 12%, the third Media 9%, the fourth Finance 8%, and the fifth
Telecommunications 7%.]

BOTTOM-UP APPROACH

In selecting corporate bonds for the portfolio, we use a bottom-up approach that evaluates potential investments on a company- by-company basis. The end result is a diversified portfolio of bonds from a variety of industries.

For example, we recently added bonds issued by XM Satellite Radio, Dayton Power & Light and Sealed Air to the portfolio. XM provides commercial-free satellite radio services and has seen a sharp increase in subscriber growth, especially since General Motors began installing the service in many of its cars. Dayton is a Midwestern utility that we thought had better prospects than the market had priced into the value of its bonds. Sealed Air makes bubble wrap and other packaging products, and we believe this company is well positioned to benefit from an improving economy.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-03". The chart is divided into five sections (from top to left): Corporate bonds 71%, U.S. government & agency bonds 21%, Foreign government bonds 1%, Preferred stocks 6% and Short-term investments & other 1%.]

MORTGAGES STRUGGLE

We were disappointed in the performance of our mortgage-backed securities during the past six months. In 2002, mortgage- backed securities underperformed other high-quality bonds as falling mortgage rates led to a significant refinancing boom. When mortgage rates hit record lows in late 2002, we sold some of our other high-quality bonds and bought mortgage-backed bonds, increasing our position to more than 25% of the portfolio.

[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Telus followed by an up arrow with the phrase "Telecom provider recovered from credit-rating downgrade." The second listing is PanAmSat followed by an up arrow with the phrase "Satellite TV company beat earnings expectations." The third listing is Great Central Mines followed by a down arrow with the phrase "Hurt by doubts about amount of gold in an Australian mine."]

We expected mortgage-backed securities to outperform in a relatively stable interest-rate environment. Unfortunately, mortgage rates continued to fall in the first half of 2003, triggering two additional refinancing waves in March and May. As a result, mortgages didn't perform as well as we anticipated, posting returns that were comparable to short-term Treasury bonds.

We cut back somewhat on our mortgage-backed holdings because we felt that lower-rated corporate bonds offered better values. However, we still think mortgage-backed securities look attractive and expect to maintain our current position.

OUTLOOK

We believe that we are in the beginning stages of an economic recovery, but it will be several quarters before we know for sure that the economy is back on track. The Fed is likely to remain on hold until a clear direction for the economy is evident. Given an environment of moderate economic growth and low inflation, we believe interest rates should be relatively stable during the second half of the year.

"We believe that we are in
 the beginning stages of an
 economic recovery..."

We continue to favor lower-quality corporate bonds despite their recent outperformance. These bonds still offer a substantial yield advantage over Treasury bonds, and issuers continue to improve their balance sheets.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

FINANCIAL  STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2003
(unaudited)

This schedule is divided into three main categories: publicly traded bonds, preferred stocks and short-term investments. Publicly traded bonds and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                               INTEREST     CREDIT       PAR VALUE
MATURITY DATE                                                          RATE     RATING*     (000s OMITTED)      VALUE
PUBLICLY TRADED BONDS 93.98%                                                                             $169,064,240
(Cost $161,371,495)

Aerospace 0.70%                                                                                             1,266,097
Jet Equipment Trust,
Equipment Trust Ctf Ser 95B2 08-15-14 (B) (R)                        10.910%     CC              $550          37,571
Raytheon Co.,
Note 03-01-10**                                                       8.300      BBB-           1,000       1,228,526

Automobiles/Trucks 1.15%                                                                                    2,060,830
ERAC USA Finance Co.,
Note 12-15-09 (R)                                                     7.950      BBB+             325         388,102
Hertz Corp.,
Sr Note 06-01-12                                                      7.625      BBB              365         370,728
TRW Automotive, Inc.,
Sr Note 02-15-13 (R)                                                  9.375      B+             1,200       1,302,000

Banks 2.28%                                                                                                 4,099,619
Bank of New York,
Cap Security 12-01-26 (R)                                             7.780      A-               620         710,049
Barclays Bank Plc,

Perpetual Bond (6.86% to 6-15-32 than variable)
(United Kingdom) 06-15-49 (R)                                         6.860      A+               495         572,226
Capital One Bank,
Note 06-13-13                                                         6.500      BB+              750         742,967
Corporacion Andina de Fomento,
Note (Supra National) 05-21-13                                        5.200      A                760         769,922
Royal Bank of Scotland Group Plc,
Perpetual Bond (7.648% to 09-30-31 then variable)
(United Kingdom) 08-31-49                                             7.648      A-               630         799,402
Zions Financial Corp.,
Note (6.95% to 05-15-06 then variable) 05-15-11                       6.950      BBB-             455         505,053

Building 1.87%                                                                                              3,357,919
Georgia-Pacific Corp.,
Sr Note 02-01-13 (R)+                                                 9.375      BB+            1,000       1,102,500
Pulte Homes Inc,
Sr Note 02-15-13**                                                    6.250      BBB-           1,000       1,109,371
Toll Brothers, Inc.,
Note 11-15-12 (R)                                                     6.875      BBB-           1,000       1,146,048

Business Services -- Misc. 0.82%                                                                            1,466,500
Muzak LLC/Muzak Finance Corp.,
Sr Note 02-15-2009 (R)**                                             10.000      B              1,400       1,466,500

Chemicals 0.58%                                                                                             1,045,000
NOVA Chemicals Corp.,
Note (Canada) 09-15-2005                                              7.000      BB+            1,000       1,045,000

Computers 0.81%                                                                                             1,451,940
NCR Corp.,
Note 06-15-09                                                         7.125      BBB-             375         411,940
Unisys Corp.,
Sr Note 03-15-10                                                      6.875      BB+            1,000       1,040,000

Containers 2.58%                                                                                            4,642,437
Owens-Brockway Glass Container, Inc.,
Gtd Sr Sec Note 11-15-12                                              8.750      BB             1,000       1,085,000
Sr Note 05-15-13 (R)                                                  8.250      B+               500         522,500
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08                                             10.875      CCC+           1,036       1,061,900
Sealed Air Corp.,
Sr Note 04-15-08 (R)+                                                 5.375      BBB            1,880       1,973,037

Diversified Operations 1.17%                                                                                2,104,140
Hutchison Whampoa International Ltd.,
Note (U.S. Virgin Islands) 02-13-13 (R)                               6.500      A-             1,000       1,049,140
Tyco International Group SA,
Note (Luxembourg) 10-15-11**                                          6.375      BBB-           1,000       1,055,000

Energy 0.38%                                                                                                  691,580
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                      8.480      BBB-             525         691,580

Finance 7.56%                                                                                              13,602,843
Bank One Issuance Trust,
Pass Thru Ctf Ser 2003-C1 09-15-10                                    4.540      BBB            1,000       1,038,078
Capital One Master Trust,
Sub Bond Pass Thru Ctf Ser 2000-3 10-15-10                            7.900      BBB              540         575,921
Citibank Credit Card Issuance Trust,
Pass Thur Ctf Ser 2003-C3 Class C3 04-07-10                           4.450      BBB            1,000       1,030,001
Conseco Finance Securitizations Corp.,
Home Equity Pass Thru Ctf Ser 2002-A
Class A-3 04-15-32                                                    5.330      AAA              830         842,926
Ford Motor Credit Co.,
Note 10-28-09+                                                        7.375      BBB            2,000       2,096,624
General Motors Acceptance Corp.,
Note 08-28-12**                                                       6.875      BBB            2,000       1,995,312
Household Finance Corp.,
Note 05-15-11                                                         6.750      A              1,350       1,567,848
Mirant Americas Generation, Inc.
Sr Note 05-01-06                                                      7.625      CC               500         385,000
PDVSA Finance Ltd.,
Note (Cayman Islands) 11-16-12                                        8.500      B-               540         494,100
Sears Roebuck Acceptance Corp.,
Note 10-15-27                                                         7.500      BBB+           1,000       1,067,418
St. George Funding Co.,
Perpetual Bond (8.485% to 06-31-17
then variable) 12-31-49 (R)                                           8.485      Baa1             595         664,795
Targeted Return Index Securities Trust,
Ctf-02 08-15-08 (R)+                                                  6.539      Baa3           1,680       1,844,820

Food 0.50%                                                                                                    906,300
Corn Productions International, Inc.,
Sr Note 08-15-09                                                      8.450      BBB-             795         906,300

Government -- Foreign 1.52%                                                                                 2,735,000
Columbia, Republic of,
Note (Colombia) 01-23-12                                             10.000      BB               500         560,000
United Mexican States,
Global Med Term Note Ser A (Mexico) 01-16-13                          6.375      BBB-           1,000       1,060,000
Panama, Republic of,
Bond (Panama) 01-16-23**                                              9.375      BB             1,000       1,115,000

Government -- U.S. 4.94%                                                                                    8,897,584
United States Treasury,
Bond 05-15-18**                                                       9.125      AAA              555         860,705
Bond 02-15-31**                                                       5.375      AAA            6,040       6,801,372
Inflation Indexed Note 01-15-11**                                     3.500      AAA            1,088       1,235,507

Government -- U.S. Agencies 16.07%                                                                         28,899,082
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16                                         11.250      AAA               73          81,340
CMO REMIC 2496-PE 07-15-31                                            5.500      AAA              620         649,651
CMO REMIC 2563-PA 03-15-31                                            4.250      AAA            1,208       1,232,050
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 02-01-08                                          7.500      AAA               45          48,554
15 Yr Pass Thru Ctf 09-01-10                                          7.000      AAA              125         133,373
15 Yr Pass Thru Ctf 10-01-12                                          7.000      AAA               25          26,388
15 Yr Pass Thru Ctf 04-01-17                                          7.000      AAA              148         157,714
15 Yr Pass Thru Ctf 02-01-18+                                         5.500      AAA            3,088       3,207,907
15 Yr Pass Thru Ctf 05-01-18                                          5.000      AAA              955         987,988
15 Yr Pass Thru Ctf 06-01-18                                          5.000      AAA              995       1,029,368
30 Yr Pass Thru Ctf 07-01-33                                          5.000      AAA            5,030       5,110,168
30 Yr Pass Thru Ctf 07-01-33                                          5.500      AAA            8,705       8,996,078
CMO REMIC 2002-73-PE 10-25-31+                                        5.500      AAA            1,500       1,562,717
CMO REMIC 2003-16-PD 10-25-16                                         5.000      AAA            1,275       1,349,557
CMO REMIC 2003-17-QT 08-25-27+                                        5.000      AAA            1,595       1,631,047
Commercial Mtg Pass Thru Ctf Ser 1997-M8
Class A-1 01-25-22                                                    6.940      AAA              216         223,667
Financing Corp.,
Bond 02-08-18                                                         9.400      Aaa              785       1,198,746
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 07-01-33                                          5.000      AAA            1,035       1,059,904
30 Yr Pass Thru Ctf 04-15-21                                          9.000      AAA               73          81,297
30 Yr Pass Thru Ctf 11-15-19 to 02-15-25                              9.500      AAA               91         102,240
30 Yr Pass Thru Ctf 11-15-20                                         10.000      AAA               25          29,328

Insurance 2.67%                                                                                             4,802,406
Fund American Cos., Inc.,
Sr Note 05-15-13                                                      5.875      BBB-           1,315       1,375,005
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                             7.625      AA               470         586,715
MONY Group, Inc. (The),
Sr Note 12-15-05                                                      7.450      BBB+             480         510,249
QBE Insurance Group Ltd.,
Bond 07-01-23 (R)                                                     5.647      BBB            1,000         971,556
UnumProvident Corp.,
Sr Note 03-01-11                                                      7.625      BBB-             900         963,000
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                                  7.875      AA               340         395,881

Leisure 4.39%                                                                                               7,902,083
Chukchansi Economic Development Auth.
Sr Note 06-15-09 (R)                                                 14.500      N/R            1,000       1,102,500
Cinemark USA, Inc.,
Sr Sub Note 02-01-13 (R)                                              9.000      B-               700         759,500
Harrah's Operating Co., Inc.,
Sr Sub Note 12-15-05                                                  7.875      BB+              715         777,563
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                                7.875      B+               330         335,775
Hyatt Equities LLC,
Note 06-15-07 (R)                                                     6.875      BBB            1,050       1,093,530
MTR Gaming Group, Inc.,
Gtd Sr Note 04-01-10 (R)                                              9.750      B+               500         515,000
Toys "R" Us, Inc.,
Note 04-15-13                                                         7.875      BBB-           1,000       1,075,715
Trump Hotels & Casino Resorts Inc.,
1st Mtg Note 03-15-10 (R)                                            11.625      B-             1,000         955,000
Waterford Gaming LLC,
Sr Note 09-15-12 (R)                                                  8.625      B+               700         735,000
Wynn Las Vegas LLC,
2nd Mtg Note 11-01-10                                                12.000      CCC+             500         552,500

Machinery 0.84%                                                                                             1,515,804
Kennametal, Inc.,
Sr Note 06-15-12                                                      7.200      BBB            1,385       1,515,804

Media 7.63%                                                                                                13,719,079
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09                                     8.200      BB+              905       1,072,425
Charter Comms Holdings, LLC
Sr Note 10-01-09                                                     10.750      CCC-           2,000       1,550,000
Clear Channel Communications,
Gtd Note 11-01-08                                                     8.000      BBB-             770         895,125
Continental Cablevision, Inc.,
Deb 08-01-13                                                          9.500      BBB              640         736,688
EchoStar DBS Corp.,
Sr Note 02-01-09**                                                    9.375      BB-            1,010       1,076,913
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                                  8.625      B+               265         276,263
Grupo Televisa SA,
Note (Mexico) 09-13-11                                                8.000      BBB-             835         948,768
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07                                            12.875      B-               160         163,200
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                                   8.250      BBB-             510         664,526
Paxson Communications Corp.,
Gtd Sr Sub Note 07-15-08                                             10.750      CCC+             500         537,500
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05                                      10.000      BBB-             460         499,100
Shaw Communications Inc.,
Sr Note (Canada) 04-11-10                                             8.250      BB+            1,000       1,112,500
TCI Communications, Inc.,
Deb 02-01-12                                                          9.800      BBB              840       1,112,730
Deb 04-15-22                                                         10.125      BBB              320         454,079
Time Warner, Inc.,
Deb 01-15-13                                                          9.125      BBB+           1,080       1,383,212
XM Satellite Radio, Inc.,
Sr Sec Note 06-15-10 (R)                                             12.000      CCC+             700         686,000
Sr Sec Note, Step Coupon
(14.00% to 12-31-05) 12-31-09 (A)                                      Zero      Caa1             772         550,050

Medical 1.59%                                                                                               2,860,854
Advanced Medical Optics, Inc.,
Sr Sub Note 07-15-10                                                  9.250      B                500         542,500
AmeriPath, Inc.,
Sr Sub Note 04-01-13 (R)                                             10.500      B-               200         214,500
HCA -- The Healthcare Co.,
Note 09-01-10                                                         8.750      BBB-           1,012       1,178,854
Tenet Healthcare Corp.,
Sr Note 12-01-11                                                      6.375      BBB-           1,000         925,000

Metal 1.79%                                                                                                 3,221,083
Brascan Corp.,
Note (Canada) 03-01-10                                                5.750      A-             1,000       1,064,383
Great Central Mines Ltd.,
Sr Note (Australia) 04-01-08                                          8.875      D                340         170,000
Inco Ltd.,
Bond (Canada) 09-15-32                                                7.200      BBB-             470         518,017
Noranda, Inc.,
Note (Canada) 02-15-11                                                8.375      BBB-           1,175       1,322,092
Yanacocha Receivables Master Trust,
Pass Thru Ctf Ser 1997-A 06-15-04 (R)                                 8.400      BBB-             146         146,591

Mortgage Banking 2.34%                                                                                      4,210,937
ContiMortgage Home Equity Loan Trust,
Home Equity Pass Thru Ctf Ser 1995-2
Class A-5 08-15-25                                                    8.100      AAA              388         388,036
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 1998-C1
Class A-1A 05-17-40                                                   6.260      AAA              696         744,055
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass-Thru Ctf Ser 1998-C1
Class C 06-15-31                                                      6.861      A2               400         456,083
GMAC Commercial Mortgage Securities, Inc.,
Commercial Mtg Pass Thru Ctf Ser 1998-C1
Class A-1 05-15-30                                                    6.853      Aaa              912         967,842
MBNA Master Credit Card Trust,
Sub Bond Ser 1999-B Class C 08-15-11+                                 6.650      BBB            1,500       1,654,921

Office 0.50%                                                                                                  896,419
Moore North America Finance, Inc.,
Sr Note 01-15-11 (R)                                                  7.875      BB-              250         260,625
Xerox Corp.,
Sr Note 06-15-13                                                      7.625      B+               635         635,794

Oil & Gas 5.72%                                                                                            10,296,295
Alberta Energy Co. Ltd.,
Note (Canada) 09-15-30                                                8.125      A-               685         935,033
Enterprise Products Partners L.P.,
Note 03-01-33 (R)                                                     6.875      BBB            1,000       1,132,591
Gazprom,
Note (Russia) 03-01-13 (R)                                            9.625      B+             1,000       1,102,500
Grant Prideco Escrow Corp.,
Sr Note Ser B 12-15-09                                                9.000      BB-              500         555,000
Kinder Morgan, Inc.,
Sr Note 09-01-12                                                      6.500      BBB            1,320       1,513,113
Louis Dreyfus Natural Gas Corp.,
Sr Note 12-01-07                                                      6.875      BBB+             330         380,611
Lyondell Chemical Co.,
Sr Note 12-15-08**                                                    9.500      BB             1,010         959,500
Nova Chemicals Corp.,
Sr Note (Canada) 05-15-06                                             7.000      BB+              265         279,575
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                                      10.125      BBB+           1,102       1,472,899
Pemex Project Funding Master Trust,
Gtd Note 10-13-10                                                     9.125      BBB-           1,065       1,288,650
Tosco Corp.,
Note 02-15-30                                                         8.125      A-               505         676,823

Paper & Paper Products 2.94%                                                                                5,286,937
Abitibi-Consolidated, Inc.,
Bond (Canada) 08-01-10                                                8.550      BB+            1,100       1,232,174
Corporacion Durango S.A. de C.V.,
Sr Note (Mexico) 07-15-09 (B) (R)                                    13.750      D                500         210,000
International Paper Co.,
Note 10-30-12**                                                       5.850      BBB            1,000       1,089,888
MDP Acquisitions Plc,
Sr Note (Ireland) 10-01-12                                            9.625      B              1,250       1,381,250
Stone Container Corp.,
Sr Note 02-01-11                                                      9.750      B                275         301,125
Sr Note 07-01-12                                                      8.375      B              1,000       1,072,500

Real Estate Investment Trusts 0.39%                                                                           706,844
Healthcare Realty Trust, Inc.,
Sr Note 05-01-11                                                      8.125      BBB-             165         183,466
iStar Financial, Inc.,
Sr Note 03-15-08                                                      7.000      BB+              500         523,378

Real Estate Operations 0.57%                                                                                1,019,694
Socgen Real Estate Co. LLC,
Perpetual Bond Ser A (7.64% to 09-30-07
  then variable) 12-31-49 (R)                                         7.640      A                880       1,019,694

Retail 0.91%                                                                                                1,644,525
Delhaize America, Inc.,
Gtd Note 04-15-06                                                     7.375      BB+            1,005       1,055,250
Gap, Inc. (The),
Note (Coupon increase/decrease on rating
upgrade/downgrade) 12-15-08                                          10.550      BB+              485         589,275

Revenue Bonds 0.49%                                                                                           884,871
Golden State Tobacco Securitization Corp.,
Rev Ser 2003-A-1 06-01-39+                                            6.750      A-               980         884,871

Telecommunications 5.59%                                                                                   10,057,801
AT&T Wireless Services, Inc.,
Sr Note 03-01-11**                                                    7.875      BBB              975       1,151,496
Deutsche Telekom International Finance B.V.,
Bond (Coupon rate step-up/down on rating)
(Netherlands) 06-15-10                                                8.000      BBB+             950       1,166,960
France Telecom SA,
Note (France) 03-01-11                                                7.750      BBB            1,130       1,422,178
Mobile Telesystems Finance S.A.,
Gtd Sr Note (Luxembourg) 01-30-08 (R)                                 9.750      B+               350         380,625
PanAmSat Corp.,
Sr Note 02-01-12                                                      8.500      B-             1,300       1,407,250
Qwest Capital Funding, Inc.,
Gtd Note 08-15-06                                                     7.750      CCC+           1,700       1,589,500
Sprint Capital Corp.,
Note 05-01-19**                                                       6.900      BBB-           1,000       1,047,448
Telus Corp.,
Note (Canada) 06-01-11                                                8.000      BBB            1,350       1,559,250
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                                     11.500      BBB+             285         333,094

Transportation 2.03%                                                                                        3,647,296
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A 02-02-19                                    6.545      A-               266         257,334
Delta Air Lines, Inc.,
Equip Tr Ctf Ser A 06-01-08+                                         10.000      BB+            2,000       1,590,000
Humpuss Funding Corp.,
Note 12-15-09 (R)                                                     7.720      B3               252         201,491
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1C 01-02-05                                   10.150      B                 68          38,256
Pass Thru Ctf Ser 1996-1D 01-02-15                                    8.970      B+               313         203,615
TFM S.A. de C.V.,
Gtd Sr Disc Note (Mexico) 06-15-09                                   11.750      B+             1,330       1,356,600

Utilities 9.85%                                                                                            17,714,128
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                                     9.000      BB+              395         419,688
Beaver Valley Funding Corp.,
Sec Lease Obligation Bond 06-01-17                                    9.000      BBB-             915       1,096,846
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                                    8.890      BBB-             700         841,190
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                                9.500      BBB            1,150       1,156,940
CMS Energy Corp.,
Sr Note Ser B 01-15-04                                                6.750      B+               380         383,800
DPL, Inc.,
Sr Note 09-01-11                                                      6.875      BBB-           1,000       1,097,655
Dynegy Holdings, Inc.,
Sr Note 03-15-05                                                      8.125      CCC+           1,500       1,458,750
Empresa Electrica Guacolda SA,
Sr Note (Chile) 04-30-13 (R)                                          8.625      BBB-           1,000       1,048,717
GG1B Funding Corp.,
Deb 01-15-11                                                          7.430      BBB-             282         294,078
HQI Transelect Chile SA,
Sr Note (Chile) 04-15-11                                              7.875      A-             1,175       1,360,908
IPALCO Enterprises, Inc.,
Sr Sec Note 11-14-11                                                  7.625      BB-              315         344,925
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-            1,375       1,485,000
Deb Ser B 07-23-06                                                   13.250      BB-              225         254,250
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                                 8.770      A                712         741,086
NiSource Finance Corp.,
Note 11-15-03                                                         7.500      BBB            1,315       1,339,638
Note 11-15-10                                                         7.875      BBB              600         708,420
Pinnacle Partners,
Sr Note 08-15-04 (R)                                                  8.830      BB+              665         689,937
PNPP II Funding Corp.,
Deb 05-30-16                                                          9.120      BBB-             475         593,641
Reliant Resources, Inc.,
Sr Sec Note 07-15-13 (R)                                              9.500      B              1,000       1,007,500
Southern California Edison Co.,
1st Mtg Bond 02-15-07 (R)                                             8.000      BB               680         745,450
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                                    8.090      BBB-             588         645,709

Waste Disposal Service & Equip. 0.81%                                                                       1,450,313
Allied Waste North America, Inc.,
Sr Sub Note Ser B 08-01-09**                                         10.000      B+             1,365       1,450,313

ISSUER, DESCRIPTION                                                                            SHARES           VALUE
PREFERRED STOCKS 5.51%                                                                                     $9,899,890
(Cost $9,423,470)

Banks 0.59%                                                                                                 1,056,510
Abbey National Plc, 7.375% (United Kingdom)                                                    38,700       1,056,510

Media 1.51%                                                                                                 2,722,005
CSC Holdings, Inc., 11.125%, Ser M                                                             16,632       1,704,780
CSC Holdings, Inc., 11.75%, Ser H                                                               9,900       1,017,225

Telecommunications 1.22%                                                                                    2,188,575
Nextel Communications, Inc., 11.125%, Ser E                                                     2,055       2,188,575

Utilities 2.19%                                                                                             3,932,800
Ameren Corp., 9.75%, Conv                                                                      20,000         568,400
Dominion Resources, Inc., 9.50%, Conv                                                          20,000       1,179,200
DTE Energy Co., 8.75%, Conv                                                                    20,000         525,800
KeySpan Corp., 8.75%, Conv                                                                     20,000       1,059,000
TECO Energy, Inc., 9.50%, Conv                                                                 31,600         600,400

                                                                  INTEREST                  PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                    RATE              (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 7.34%                                                                              $13,207,000
(Cost $13,207,000)

Joint Repurchase Agreement
Investment in a Joint Repurchase Agreement
Transaction with UBS Warburg, Inc. -- Dated
06-30-03, due 07-01-03 (Secured by
U.S. Treasury Bonds, 5.250% thru 7.875%
due 02-15-21 thru 11-25-28)                                          1.100%                   $13,207      13,207,000

TOTAL INVESTMENTS 106.83%                                                                                $192,171,130

OTHER ASSETS AND LIABILITIES, NET (6.83%)                                                                ($12,279,623)

TOTAL NET ASSETS 100.00%                                                                                 $179,891,507

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income-producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $28,740,191 or 15.98% of net assets as of June 30, 2003.

  + These securities having an aggregate value of $17,190,914 or 9.56% of the Fund's net assets, have been purchased as a forward commitment;
    that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its custodian bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $17,548,444 of Georgia-Pacific Corp., 9.375% due 02-01-13, Sealed Air
    Corp., 5.375% due 04-15-08, Ford Motor Credit Co., 7.375% due 10-28-09,
    Federal National Mortgage Association., 5.000% thru 5.500% due 02-01-18 thru 10-25-31, MBNA Master Credit Card Trust, 6.650% due 08-15-11,
    Golden State Tobacco Securitization Corp., 6.750% due 06-01-39, Delta
    Air Lines, Inc., 10.000% due 06-01-08 and Targeted Return Index
    Securities Trust, 6.539% due 08-15-08, has been segregated to cover the forward commitment.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

 ** All or a portion of this security is on loan on June 30, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S.-dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

June 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $184,001,965) including
  $16,792,791 of securities loaned                               $192,171,130
Cash                                                                      315
Receivable for investments sold                                     4,944,641
Dividends and interest receivable                                   2,855,063
Other assets                                                           12,158

Total assets                                                      199,983,307

LIABILITIES
Payable for investments purchased                                  19,791,914
Payable to affiliates
Management fee                                                        262,710
Other                                                                   6,930
Other payables and accrued expenses                                    30,246

Total liabilities                                                  20,091,800

NET ASSETS
Capital paid-in                                                   167,181,210
Accumulated net realized gain on investments                        4,507,474
Net unrealized appreciation of investments                          8,169,165
Accumulated net investment income                                      33,658

Net assets                                                       $179,891,507

NET ASSET VALUE PER SHARE
Based on 8,040,948 common shares outstanding                           $22.37

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Interest (including security lending income of $9,129
  and net of foreign withholding taxes of $3,718)                  $5,406,578
Dividends                                                             485,242

Total investment income                                             5,891,820

EXPENSES
Investment management fee                                             534,350
Transfer agent fee                                                     40,594
Custodian fee                                                          32,806
Printing                                                               27,385
Accounting and legal services fee                                      26,248
Auditing fee                                                           16,715
Registration and filing fee                                            11,428
Trustees' fee                                                           4,887
Miscellaneous                                                           3,828
Legal fee                                                               1,718
Interest expense                                                        1,175

Total expenses                                                        701,134

Net investment income                                               5,190,686

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                    4,640,487
Change in net unrealized appreciation (depreciation)
  of investments                                                    4,927,924

Net realized and unrealized gain                                    9,568,411

Increase in net assets from operations                            $14,759,097

1 Semiannual period from 1-1-03 through 6-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the  previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions to
shareholders, if
any, and any
increase or
decrease due to
reinvestment of
distributions.
                                                         YEAR        PERIOD
                                                        ENDED         ENDED
                                                     12-31-02       6-30-03 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                              $9,586,571    $5,190,686
Net realized gain                                   1,816,809     4,640,487
Change in net unrealized
  appreciation (depreciation)                         189,536     4,927,924

Increase in net assets resulting
  from operations                                  11,592,916    14,759,097

Distributions to shareholders
From net investment income                         (9,716,328)   (5,363,061)
From Fund share transactions                          727,479       491,908

NET ASSETS
Beginning of period                               167,399,496   170,003,563

End of period 2                                  $170,003,563  $179,891,507


1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Includes accumulated net investment income of $206,033 and $33,658, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $21.70      $21.78      $20.11      $20.79      $20.98      $21.21
Net investment income 3                                   1.52        1.47        1.42        1.32        1.20        0.65
Net realized and unrealized
  gain (loss) on investments                              0.08       (1.67)       0.68        0.21        0.25        1.18
Total from
  investment operations                                   1.60       (0.20)       2.10        1.53        1.45        1.83
Less distributions
From net investment income                               (1.52)      (1.47)      (1.42)      (1.34)      (1.22)      (0.67)
Net asset value,
   end of period                                        $21.78      $20.11      $20.79      $20.98      $21.21      $22.37
Per share market value,
  end of period                                         $21.93      $16.56      $19.25      $19.04      $19.12      $20.90
Total return at
  market value 4 (%)                                      6.66      (18.16)      25.75        5.96        6.89       12.91 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $169        $158        $165        $167        $170        $180
Ratio of expenses
  to average net assets (%)                               0.82        0.81        0.83        0.82        0.84        0.81 6
Ratio of net investment income
  to average net assets (%)                               6.92        6.98        6.97        6.20        5.74        5.98 6
Portfolio turnover (%)                                     239         183         247         300         314         128

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and, had the Fund not amortized premiums on debt securities, the ratio of net investment income to average net assets would have been 6.31%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

2 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Investors Trust (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2003, the Fund loaned securities having a market value of $16,792,791 collateralized by securities in the amount of $17,239,824.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $31,569 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2008.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared and distributed quarterly.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next
$100,000,000 and (d) 0.300% of the Fund's average daily net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess, and the adviser will make additional arrangements necessary to eliminate any remaining excess expenses. There were no management fee reductions during the period ended June 30, 2003.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the number of Fund's common shares reinvested, the reclassification of capital accounts and the number of shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value. The Fund has 20 million common shares authorized with no par value.

                             YEAR ENDED 12-31-02         YEAR ENDED 6-30-03 1
                           SHARES         AMOUNT       SHARES        AMOUNT

Beginning of period     7,978,242   $165,640,253    8,015,867  $166,689,302
Distributions
  reinvested               37,625        727,479       25,081       491,908
Reclassification of
  capital accounts             --        321,570           --            --
End of period           8,015,867   $166,689,302    8,040,948  $167,181,210

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2003, aggregated $509,085,406 and $188,987,223, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $25,776,728 and $31,358,597, respectively, during the period ended June 30, 2003.

The cost of investments owned on June 30, 2003, including short-term investments, for federal income tax purposes was $184,232,207. Gross unrealized appreciation and depreciation of investments aggregated $10,035,748 and $2,096,825, respectively, resulting in net unrealized appreciation of $7,938,923. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and amortization of premiums and accretion of discounts on debt securities.

INVESTMENT OBJECTIVE AND POLICY

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. The Fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements. The Fund may issue a single class of senior securities not to exceed 33-1/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. The Fund may lend portfolio securities not to exceed 33-1/3% of total assets.

FINANCIAL FUTURES CONTRACTS AND OPTIONS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may use options contracts to manage its exposure to the stock market. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholders elect to participate in the Dividend Reinvestment Plan.

During the fiscal period ended June 30, 2003, the Fund paid to shareholders dividends from net investment income totaling $0.6675 per share. The dates of payment and the amounts per share are as follows:

                         INCOME
PAMENT DATE            DIVIDEND
-------------------------------
March 31, 2003          $0.3300
June 30, 2003            0.3375

DIVIDEND REINVESTMENT PLAN

The Fund offers its shareholders the opportunity to elect to receive shares of the Fund in lieu of cash dividends. Any shareholder of record of the Fund may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive Fund's common shares in lieu of all or a portion of the cash dividends. The Plan is available to all shareholders without charge. Mellon Investor Services (the "Plan Agent") will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com showing an election to reinvest all or a portion of dividend payments. If received by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Board of Trustees of the Fund will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund's common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to shareholder's account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose.

At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, Mellon Bank, N.A. c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETINGS

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On March 20, 2003, the Annual Meeting of the Fund was held to elect eleven Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund. Proxies covering 6,919,966 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follow:

                                               WITHHELD
                           FOR                 AUTHORITY
----------------------------------------------------------------------
Dennis S. Aronowitz        6,806,180           113,786

Richard P. Chapman, Jr     6,816,723           103,243

William Cosgrove           6,810,418           109,548

John M. DeCiccio           6,770,001           149,965

Richard Farrell            6,810,292           109,674

Maureen R. Ford            6,814,648           105,318

William F. Glavin          6,801,223           118,743

John A. Moore              6,809,036           110,930

Patti McGill Peterson      6,810,787           109,179

John W. Pratt              6,807,234           112,732

The shareholders also ratified the Trustees' selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending December 31, 2003, with the votes tabulated as follows:
6,770,743 FOR, 45,600 AGAINST and 103,621 ABSTAINING.



FOR YOUR
INFORMATION

TRUSTEES

Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND REGISTRAR

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange:
JHI

For shareholder assistance refer to page 25


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        Mellon Investor Services
                                       85 Challenger Road
                                       Overpeck Centre
                                       Ridgefield Park, NJ 07660

Customer service representatives       1-800-852-0218

Portfolio commentary                   1-800-344-7054

24-hour automated information          1-800-843-0090

TDD Line                               1-800-231-5469

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  http://www.sec.gov



PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

P50SA      6/03
           8/03



ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

(a) Not applicable at this time.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Proxy Voting Policies and Procedures


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    August 27, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    August 27, 2003





By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer


Date:    August 27, 2003